SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 23, 1998




                          DLJ MORTGAGE ACCEPTANCE CORP.
               (Exact name of Registrant as Specified in Charter)


 DELAWARE                      333-39325           13-3460894
 (State or Other              (Commission          (IRS Employer
 Jurisdiction of              File Number)         Identification No.)
 Incorporation)


277 PARK AVENUE, NEW YORK, NEW YORK                         10172
----------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 892-3000


                                NOT APPLICABLE
--------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

     This Current Report on Form 8-K is being filed to file a copy of the Consent of Coopers & Lybrand L.L.P., independent accountants, in connection with the issuance by Centex Home Equity Loan Trust 1998-1 of Pass-Through Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

23.1.    Consent of Coopers & Lybrand L.L.P., independent accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DLJ MORTGAGE ACCEPTANCE CORP.
                                       ----------------------------
                                             (Registrant)


Date:  February 23, 1998              By: /S/ PAUL J. NAJARIAN
                                          ----------------------
                                          Name: Paul J. Najarian

                                  EXHIBIT INDEX

                                                              Sequentially
  EXHIBIT NUMBER            DESCRIPTION                       NUMBERED PAGE


 23.1.              Consent of Coopers & Lybrand L.L.P.,
                    independent accountants.